Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Class A ordinary shares, $0.0001 par value per share, of Yorkville Acquisition Corp., and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filings.

The undersigned further agree that each party hereto is responsible for the timely filing of such Statement on Schedule 13D and any amendments thereto, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 3rd day of July, 2025.

YORKVILLE ACQUISITION SPONSOR LLC

Signature:	/s/ Leslie Brault
Name/Title:	Leslie Brault, Attorney-in-fact
Date:	July 3, 2025

YA II PN, LTD.

Signature:	/s/ David Gonzalez
Name/Title:	David Gonzalez, General Counsel
Date:	July 3, 2025

YA GLOBAL INVESTMENTS II (U.S.), LP

Signature:	/s/ David Gonzalez
Name/Title:	David Gonzalez, General Counsel
Date:	July 3, 2025

YORKVILLE ADVISORS GLOBAL, LP

Signature:	/s/ David Gonzalez
Name/Title:	David Gonzalez, General Counsel
Date:	July 3, 2025

YORKVILLE ADVISORS GLOBAL II, LLC

Signature:	/s/ David Gonzalez
Name/Title:	David Gonzalez, General Counsel
Date:	July 3, 2025

YAII GP, LP

Signature:	/s/ David Gonzalez
Name/Title:	David Gonzalez, General Counsel
Date:	July 3, 2025

YAII GP II, LLC

Signature:	/s/ David Gonzalez
Name/Title:	David Gonzalez, General Counsel
Date:	July 3, 2025

MARK ANGELO

Signature:	/s/ Leslie Brault
Name/Title:	Leslie Brault, Attorney-in-fact
Date:	July 3, 2025

SC-SIGMA GLOBAL PARTNERS, LP

Signature:	/s/ David Gonzalez
Name/Title:	David Gonzalez, General Counsel
Date:	July 3, 2025